EXHIBIT 1

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement onSchedule 13G is filed on behalf of each of the undersigned and that allsubsequent amendments to this statement on Schedule 13G shall be filed on behalfof each of the undersigned without the necessity of filing additional jointfiling statements. The undersigned acknowledge that each shall be responsiblefor the timely filing of such amendments, and for the completeness and accuracyof the information concerning him, her or it contained herein, but shall not beresponsible for the completeness and accuracy of the information concerning theother entities or persons, except to the extent that he, she or it knows or hasreason to believe that such information is inaccurate.

Dated as of March 20, 2006

PARTHENON INVESTORS II, L.P.

By:	PCAP PARTNERS II, LLC,
its General Partner

By:	PCAP II, LLC,
its Managing Member

	By:	/s/ John C. Rutherford
		Name:	John C. Rutherford
		Title:	Managing Member

PCAP PARTNERS II, LLC

By:	PCAP II, LLC,
its Managing Member

	By:	/s/ John C. Rutherford
	Name:	John C. Rutherford
	Title:	Managing Member

PCAP II, LLC

By:	/s/ John C. Rutherford
	Name:	John C. Rutherford
	Title:	Managing Member

J&R FOUNDERS FUND, L.P.

By:	J&R ADVISORS F.F. INC.
its General Partner

	By:	/s/ John C. Rutherford
	Name:	John C. Rutherford
	Title:	Managing Member

J&R ADVISORS, INC.

	By:	/s/ John C. Rutherford
	Name:	John C. Rutherford
	Title:	Managing Member

PCIP INVESTORS

By:	PARTHENON CAPITAL, LLC,
its Managing Partner

By:	J&R INVESTMENT MANAGEMENT COMPANY, LLC,
its Managing Member

	By:	/s/ John C. Rutherford
	Name:	John C. Rutherford
	Title:	Director, President
and Secretary

PARTHENON CAPITAL, LLC

By:	J&R INVESTMENT MANAGEMENT COMPANY, LLC
its Managing Member

By:	/s/ John C. Rutherford
	Name:	John C. Rutherford
	Title:	Managing Member

J&R INVESTMENT MANAGEMENT COMPANY, LLC

By:	/s/ John C. Rutherford
	Name:	John C. Rutherford
	Title:	Managing Member

/s/ John Rutherford
John C. Rutherford

/s/ Ernest K. Jacquet
Ernest K. Jacquet